EXHIBIT 99.1

                        Collateral Stratification Report
                                     ALTA15
                         ALTA15 for July, no 10yr loans
================================================================================

Pool Summary                        COUNT               UPB        %
---------------------------------------------------------------------
Conforming                           1111   $134,945,767.33    80.30%
Non Conforming                         63     33,111,152.86    19.70
---------------------------------------------------------------------
Total:                               1174   $168,056,920.19   100.00%
---------------------------------------------------------------------
Data as of Date: 2003-05-01
AVG UPB: $143,149.00
GROSS WAC: 5.7689%
NET WAC: 5.514%
% SF/PUD: 73.65%
% FULL/ALT: 33.55%
% CASHOUT: 43.39%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.23%
WA LTV: 62.94%
% FICO > 679: 70.06%
% NO FICO: 3.70%
WA FICO: 712
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 1.57%
CALIFORNIA %: 20.71%

Original Balance                    COUNT               UPB        %    WA LTV
-------------------------------------------------------------------------------
$0.01 - $50,000.00                    144     $5,557,108.98     3.31%    66.19%
$50,000.01 - $100,000.00              405     30,596,717.46    18.21     63.80
$100,000.01 - $150,000.00             258     31,813,023.02    18.93     64.17
$150,000.01 - $200,000.00             145     25,040,612.01    14.90     61.33
$200,000.01 - $250,000.00              74     16,758,509.41     9.97     62.88
$250,000.01 - $300,000.00              56     15,322,216.06     9.12     62.39
$300,000.01 - $350,000.00              30      9,606,429.08     5.72     62.66
$350,000.01 - $400,000.00              17      6,388,729.58     3.80     71.29
$400,000.01 - $450,000.00               8      3,331,173.96     1.98     70.31
$450,000.01 - $500,000.00              12      5,776,129.90     3.44     62.62
$500,000.01 - $550,000.00               5      2,575,325.50     1.53     73.21
$550,000.01 - $600,000.00               9      5,159,369.80     3.07     60.58
$600,000.01 - $650,000.00               5      3,181,970.96     1.89     49.82
$800,000.01 - $850,000.00               1        825,000.00     0.49     64.81
$950,000.01 - $1,000,000.00             2      1,971,654.68     1.17     34.76
$1,000,000.01 >=                        3      4,152,949.79     2.47     56.95
-------------------------------------------------------------------------------
Total:                               1174   $168,056,920.19   100.00%    62.94%
Minimum: $12,150.00
Maximum: $1,500,000.00
Average: $143,520.04

Unpaid Balance                      COUNT               UPB        %
---------------------------------------------------------------------
$1.01 - $250,000.00                  1027   $110,013,685.42    65.46%
$250,000.01 - $300,000.00              55     15,074,501.52     8.97
$300,000.01 - $350,000.00              31      9,945,247.39     5.92
$350,000.01 - $400,000.00              16      6,049,911.27     3.60
$400,000.01 - $450,000.00               9      3,780,984.07     2.25
$450,000.01 - $500,000.00              11      5,326,319.79     3.17
$500,000.01 - $550,000.00               5      2,575,325.50     1.53
$550,000.01 - $600,000.00               9      5,159,369.80     3.07
$600,000.01 - $650,000.00               5      3,181,970.96     1.89
$800,000.01 - $850,000.00               1        825,000.00     0.49
$950,000.01 - $1,000,000.00             2      1,971,654.68     1.17
$1,000,000.01 >=                        3      4,152,949.79     2.47
---------------------------------------------------------------------
Total:                               1174   $168,056,920.19   100.00%
---------------------------------------------------------------------
Minimum: $12,150.00
Maximum: $1,483,612.12
Average: $143,149.00


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                                     ALTA15
                         ALTA15 for July, no 10yr loans
================================================================================

Gross Rate                          COUNT               UPB        %
---------------------------------------------------------------------
4.626% - 4.750%                         8     $1,422,242.00     0.85%
4.751% - 4.875%                        15      1,703,831.15     1.01
4.876% - 5.000%                        24      5,335,988.33     3.18
5.001% - 5.125%                        18      3,463,686.93     2.06
5.126% - 5.250%                        99     15,201,925.56     9.05
5.251% - 5.375%                        90     16,077,698.73     9.57
5.376% - 5.500%                       137     24,580,303.08    14.63
5.501% - 5.625%                        88     12,589,604.02     7.49
5.626% - 5.750%                       197     25,928,669.86    15.43
5.751% - 5.875%                       105     14,659,952.23     8.72
5.876% - 6.000%                        71      9,941,394.41     5.92
6.001% - 6.125%                        50      5,722,688.97     3.41
6.126% - 6.250%                        88      9,240,237.81     5.50
6.251% - 6.375%                        30      4,436,208.56     2.64
6.376% - 6.500%                        49      4,957,132.98     2.95
6.501% - 6.625%                        19      2,256,488.69     1.34
6.626% - 6.750%                        23      1,894,176.19     1.13
6.751% - 6.875%                        19      2,902,783.26     1.73
6.876% - 7.000%                         9      1,287,741.51     0.77
7.001% - 7.125%                         8        934,190.28     0.56
7.126% - 7.250%                         4        476,500.00     0.28
7.251% - 7.375%                         9        942,085.42     0.56
7.376% - 7.500%                         5        382,236.52     0.23
7.501% - 7.625%                         2        666,000.00     0.40
7.626% - 7.750%                         3        550,200.00     0.33
7.751% - 7.875%                         1         70,100.00     0.04
8.001% - 8.125%                         2        372,175.90     0.22
8.126% - 8.250%                         1         60,677.80     0.04
---------------------------------------------------------------------
Total:                               1174   $168,056,920.19   100.00%
---------------------------------------------------------------------
Minimum: 4.750%
Maximum: 8.250%
Weighted Average: 5.769%

Net Rate                            COUNT               UPB        %
---------------------------------------------------------------------
4.251% - 4.500%                         8     $1,422,242.00     0.85%
4.501% - 4.750%                        39      7,039,819.48     4.19
4.751% - 5.000%                       117     18,665,612.49    11.11
5.001% - 5.250%                       227     40,658,001.81    24.19
5.251% - 5.500%                       285     38,518,273.88    22.92
5.501% - 5.750%                       176     24,601,346.64    14.64
5.751% - 6.000%                       138     14,962,926.78     8.90
6.001% - 6.250%                        79      9,393,341.54     5.59
6.251% - 6.500%                        42      4,150,664.88     2.47
6.501% - 6.750%                        30      4,465,024.77     2.66
6.751% - 7.000%                        12      1,402,590.28     0.83
7.001% - 7.250%                        13      1,218,121.94     0.72
7.251% - 7.500%                         4      1,056,000.00     0.63
7.501% - 7.750%                         1         70,100.00     0.04
7.751% - 8.000%                         3        432,853.70     0.26
---------------------------------------------------------------------
Total:                               1174   $168,056,920.19   100.00%
---------------------------------------------------------------------
Minimum: 4.460%
Maximum: 8.000%
Weighted Average: 5.514%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                                     ALTA15
                         ALTA15 for July, no 10yr loans
================================================================================

Original Term to Maturity           COUNT               UPB        %
---------------------------------------------------------------------
121 - 180                            1174   $168,056,920.19   100.00%
---------------------------------------------------------------------
Total:                               1174   $168,056,920.19   100.00%
---------------------------------------------------------------------
Minimum: 121
Maximum: 180
Weighted Average: 180

Remaining Term to Stated Maturity   COUNT               UPB        %
---------------------------------------------------------------------
61 - 120                                2        $93,700.00     0.06%
121 - 180                            1172    167,963,220.19    99.94
---------------------------------------------------------------------
Total:                               1174   $168,056,920.19   100.00%
---------------------------------------------------------------------
Minimum: 119
Maximum: 180
Weighted Average: 179

Seasoning                           COUNT               UPB        %
---------------------------------------------------------------------
<= 0                                  378    $65,127,878.76    38.75%
1 - 1                                 462     56,810,111.42    33.80
2 - 2                                 219     23,722,301.53    14.12
3 - 3                                  64     11,561,523.36     6.88
4 - 4                                  20      5,372,127.55     3.20
5 - 5                                  16      2,466,647.51     1.47
6 - 6                                   3        587,072.91     0.35
7 - 12                                 11      2,070,438.84     1.23
13 - 24                                 1        338,818.31     0.20
---------------------------------------------------------------------
Total:                               1174   $168,056,920.19   100.00%
---------------------------------------------------------------------
Minimum: 0
Maximum: 16
Weighted Average: 1


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                                     ALTA15
                         ALTA15 for July, no 10yr loans
================================================================================

FICO Scores                         COUNT               UPB        %
---------------------------------------------------------------------
0 - 0                                  47     $6,222,475.90     3.70%
560 - 569                               1        395,427.94     0.24
570 - 579                               1        410,049.91     0.24
600 - 609                               6      1,054,640.86     0.63
610 - 619                               6      3,979,437.60     2.37
620 - 629                               6      3,261,212.49     1.94
630 - 639                              15      3,002,933.06     1.79
640 - 649                              26      4,708,504.17     2.80
650 - 659                              33      5,736,791.97     3.41
660 - 669                              60      9,082,038.09     5.40
670 - 679                              72     12,457,400.42     7.41
680 - 689                              75     12,151,317.01     7.23
690 - 699                              88     12,112,032.74     7.21
700 - 709                              78     10,733,715.43     6.39
710 - 719                              64      8,552,149.05     5.09
720 - 729                              74      9,292,721.70     5.53
730 - 739                              60      8,107,303.90     4.82
740 - 749                              91     11,699,951.19     6.96
750 - 759                              97     12,126,857.13     7.22
760 - 769                              87     12,291,018.67     7.31
770 - 779                              61      6,891,732.60     4.10
780 - 789                              54      6,555,666.25     3.90
790 - 799                              46      4,309,072.49     2.56
800 - 809                              22      2,113,494.62     1.26
810 - 819                               4        808,975.00     0.48
---------------------------------------------------------------------
Total:                               1174   $168,056,920.19   100.00%
---------------------------------------------------------------------
Minimum: 0
Maximum: 814
Weighted Average: 712

Loan To Value Ratio                 COUNT               UPB        %
---------------------------------------------------------------------
10.01% - 15.00%                         4       $276,119.40     0.16%
15.01% - 20.00%                         9      1,701,586.00     1.01
20.01% - 25.00%                        12      1,232,542.36     0.73
25.01% - 30.00%                        17      2,271,985.24     1.35
30.01% - 35.00%                        20      3,404,335.29     2.03
35.01% - 40.00%                        56      9,379,558.84     5.58
40.01% - 45.00%                        57      8,036,125.87     4.78
45.01% - 50.00%                        77     11,519,315.46     6.85
50.01% - 55.00%                        73     10,632,526.35     6.33
55.01% - 60.00%                       104     16,157,349.26     9.61
60.01% - 65.00%                        99     16,924,268.60    10.07
65.01% - 70.00%                       156     20,767,937.11    12.36
70.01% - 75.00%                       188     27,584,462.57    16.41
75.01% - 80.00%                       223     30,663,969.55    18.25
80.01% - 85.00%                        19      2,056,132.76     1.22
85.01% - 90.00%                        56      4,834,870.61     2.88
90.01% - 95.00%                         3        474,750.00     0.28
95.01% - 100.00%                        1        139,084.92     0.08
---------------------------------------------------------------------
Total:                               1174   $168,056,920.19   100.00%
---------------------------------------------------------------------
Minimum: 11.19%
Maximum: 100.00%
Weighted Average: 62.94%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                                     ALTA15
                         ALTA15 for July, no 10yr loans
================================================================================

Comb Loan To Value Ratio            COUNT               UPB        %
---------------------------------------------------------------------
<= 0.00%                              501    $87,029,558.99    51.79%
15.01% - 20.00%                         2      1,044,295.95     0.62
20.01% - 25.00%                         5        468,700.00     0.28
25.01% - 30.00%                         9      1,060,050.00     0.63
30.01% - 35.00%                        12      1,251,009.79     0.74
35.01% - 40.00%                        26      4,190,360.00     2.49
40.01% - 45.00%                        26      2,526,946.94     1.50
45.01% - 50.00%                        41      4,367,143.30     2.60
50.01% - 55.00%                        30      4,205,458.73     2.50
55.01% - 60.00%                        60      7,469,800.51     4.44
60.01% - 65.00%                        59      9,385,917.55     5.58
65.01% - 70.00%                        97     10,832,852.89     6.45
70.01% - 75.00%                        83      9,145,496.05     5.44
75.01% - 80.00%                       128     13,863,172.87     8.25
80.01% - 85.00%                        18      2,713,620.96     1.61
85.01% - 90.00%                        61      6,024,285.66     3.58
90.01% - 95.00%                        10      1,388,650.00     0.83
95.01% - 100.00%                        6      1,089,600.00     0.65
---------------------------------------------------------------------
Total:                               1174   $168,056,920.19   100.00%
---------------------------------------------------------------------
Minimum: 0.00%
Maximum: 100.00%
Weighted Average: 31.75%

DTI                                 COUNT               UPB        %
---------------------------------------------------------------------
<= 0.000%                             417    $72,695,815.27    43.26%
0.001% - 1.000%                         6        731,900.00     0.44
1.001% - 6.000%                        19      2,428,759.27     1.45
6.001% - 11.000%                       25      3,113,107.40     1.85
11.001% - 16.000%                      37      3,761,295.96     2.24
16.001% - 21.000%                      72      9,197,947.95     5.47
21.001% - 26.000%                      78      9,369,853.23     5.58
26.001% - 31.000%                     140     17,033,233.33    10.14
31.001% - 36.000%                     118     15,241,262.12     9.07
36.001% - 41.000%                     149     19,733,042.73    11.74
41.001% - 46.000%                      79     10,281,474.91     6.12
46.001% - 51.000%                      14      2,288,752.68     1.36
51.001% - 56.000%                       6        699,610.80     0.42
56.001% - 61.000%                       6        468,629.86     0.28
61.001% - 66.000%                       2        170,413.03     0.10
66.001% - 71.000%                       1         44,500.00     0.03
71.001% - 76.000%                       1         59,500.00     0.04
86.001% - 91.000%                       1        292,967.34     0.17
96.001% - 101.000%                      2        403,049.31     0.24
106.001% - 111.000%                     1         41,805.00     0.02
---------------------------------------------------------------------
Total:                               1174   $168,056,920.19   100.00%
---------------------------------------------------------------------
Minimum: 0.00%
Maximum: 107.00%
Weighted Average: 31.27%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                                     ALTA15
                         ALTA15 for July, no 10yr loans
================================================================================

Geographic Concentration            COUNT               UPB        %
---------------------------------------------------------------------
California                            157    $34,803,221.05    20.71%
New York                               87     16,812,160.60    10.00
New Jersey                             63     13,652,011.11     8.12
Illinois                               68      8,654,468.03     5.15
Maryland                               53      7,121,398.57     4.24
Virginia                               58      6,709,999.40     3.99
Florida                                56      6,057,856.17     3.60
Texas                                  63      5,775,880.98     3.44
Massachusetts                          29      5,131,541.58     3.05
Pennsylvania                           62      5,054,148.27     3.01
Colorado                               25      4,773,729.76     2.84
Ohio                                   48      4,203,889.48     2.50
Minnesota                              31      4,135,835.35     2.46
Washington                             19      3,480,549.67     2.07
Hawaii                                 15      3,259,404.27     1.94
Arizona                                28      2,997,698.07     1.78
Indiana                                45      2,932,040.74     1.74
Michigan                               25      2,814,913.90     1.67
Connecticut                            15      2,605,780.15     1.55
Tennessee                              19      2,598,095.39     1.55
North Carolina                         19      2,287,194.57     1.36
Louisiana                              13      1,940,635.05     1.15
Missouri                               19      1,786,832.03     1.06
Georgia                                12      1,611,949.51     0.96
Alabama                                14      1,495,651.49     0.89
South Carolina                         11      1,452,877.89     0.86
Nevada                                 12      1,366,809.73     0.81
Oregon                                  7      1,267,349.91     0.75
Kansas                                 14      1,199,225.64     0.71
New Mexico                             12      1,132,082.69     0.67
Utah                                    9      1,048,284.62     0.62
Oklahoma                                4      1,016,089.46     0.60
Idaho                                   5        991,782.38     0.59
District of Columbia                    6        924,073.55     0.55
Iowa                                    7        920,469.61     0.55
New Hampshire                           6        832,492.00     0.50
Kentucky                                9        585,731.22     0.35
Rhode Island                            4        560,700.00     0.33
Delaware                                5        497,719.11     0.30
Wisconsin                               3        385,063.00     0.23
Maine                                   3        260,677.80     0.16
Mississippi                             4        229,600.00     0.14
Nebraska                                2        201,296.57     0.12
Montana                                 3        188,100.00     0.11
Arkansas                                3        150,009.17     0.09
Wyoming                                 2        149,600.65     0.09
---------------------------------------------------------------------
Total:                               1174   $168,056,920.19   100.00%

North-South CA                      COUNT               UPB        %
---------------------------------------------------------------------
North CA                               63    $12,377,328.58     7.36%
South CA                               94     22,425,892.47    13.34
States Not CA                        1017    133,253,699.14    79.29
---------------------------------------------------------------------
Total:                               1174   $168,056,920.19   100.00%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                                     ALTA15
                         ALTA15 for July, no 10yr loans
================================================================================

Zip Code Concentration              COUNT               UPB        %
---------------------------------------------------------------------
                                       20     $4,358,302.85     2.59%
91326                                   4      1,552,246.89     0.92
90046                                   1      1,483,612.12     0.88
92679                                   1      1,459,708.12     0.87
91773                                   1      1,209,629.55     0.72
Other                                1147    157,993,420.66    94.01
---------------------------------------------------------------------
Total:                               1174   $168,056,920.19   100.00%

Loan Purpose                        COUNT               UPB        %
---------------------------------------------------------------------
Cash Out Refi                         483    $72,918,738.93    43.39%
Rate/Term Refi                        497     72,913,402.25    43.39
Purchase                              190     21,792,721.27    12.97
Home Improvement                        4        432,057.74     0.26
---------------------------------------------------------------------
Total:                               1174   $168,056,920.19   100.00%

Document Type                       COUNT               UPB        %
---------------------------------------------------------------------
Full                                  212    $30,898,260.85    18.39%
Alt                                   262     25,478,500.10    15.16
No Doc                                150     22,542,751.45    13.41
Limited                                93     19,557,812.41    11.64
NIV                                   100     17,777,800.00    10.58
No Income, No Asset                    96     12,310,766.79     7.33
Asset Verification                     63     11,814,222.78     7.03
Streamline doc                         62     10,377,089.26     6.17
Stated Income                          28      7,441,825.00     4.43
Lim. Income/Full Asset                 46      3,487,755.00     2.08
One Paystub/ Full Asset                34      2,456,255.00     1.46
No Income/No Ratio                     10      1,727,050.00     1.03
Unknown                                15      1,713,558.00     1.02
Reduced                                 3        473,273.55     0.28
---------------------------------------------------------------------
Total:                               1174   $168,056,920.19   100.00%

Property Type                       COUNT               UPB        %
---------------------------------------------------------------------
1-Family                              740   $111,832,357.13    66.54%
2-Family                              126     13,996,092.17     8.33
PUD                                    79     10,729,468.27     6.38
Condo                                  77      9,943,223.98     5.92
4-Family                               47      7,562,633.26     4.50
3-Family                               39      6,248,776.28     3.72
Condo < 5 Floors                       20      2,165,433.07     1.29
Low-rise Condo                         15      1,487,112.77     0.88
Town House                              8      1,102,361.33     0.66
PUD (Detached)                          4        842,800.00     0.50
Condo > 5 Floors                        6        637,607.10     0.38
Mfctrd Housing                          6        614,123.55     0.37
High-rise Condo                         2        407,131.16     0.24
Single Family Attached                  4        369,250.00     0.22
Coop                                    1        118,550.12     0.07
---------------------------------------------------------------------
Total:                               1174   $168,056,920.19   100.00%

Occupancy                           COUNT               UPB        %
---------------------------------------------------------------------
Primary                               474    $96,361,505.87    57.34%
Investor                              680     67,867,442.93    40.38
Secondary                              20      3,827,971.39     2.28
---------------------------------------------------------------------
Total:                               1174   $168,056,920.19   100.00%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                                     ALTA15
                         ALTA15 for July, no 10yr loans
================================================================================

Prepayment Penalty                  COUNT               UPB        %
---------------------------------------------------------------------
                                       34     $4,262,483.44     2.54%
60                                      9      2,009,108.73     1.20
N                                    1130    161,155,328.02    95.89
Y                                       1        630,000.00     0.37
---------------------------------------------------------------------
Total:                               1174   $168,056,920.19   100.00%
---------------------------------------------------------------------
wa TERM: 0.717

Balloon Flag                        COUNT               UPB        %
---------------------------------------------------------------------
No                                   1142   $161,516,920.19    96.11%
Yes                                    32      6,540,000.00     3.89
---------------------------------------------------------------------
Total:                               1174   $168,056,920.19   100.00%

Mortgage Ins.                       COUNT               UPB        %
---------------------------------------------------------------------
Commonwealth (CMAC)                     1       $410,049.91     0.24%
Curr LTV < 80%                       1095    160,552,081.90    95.53
GEMIC                                   5        280,173.99     0.17
Lender Paid                             3        434,700.00     0.26
MGIC                                   15        814,585.61     0.48
None                                    2        391,150.00     0.23
PMI EXISTS (Unknown Co)                 4        363,043.12     0.22
PMI Mortgage Insurance                 21      1,656,460.00     0.99
Radian                                 13      1,908,250.00     1.14
Republic Mortgage                       6        260,303.00     0.15
Triad Guaranty Insurance                1         63,450.00     0.04
United Guaranty                         8        922,672.66     0.55
---------------------------------------------------------------------
Total:                               1174   $168,056,920.19   100.00%
---------------------------------------------------------------------
% LTV > 80 NO MI: 0.23%

Relocation Flag                     COUNT               UPB        %
---------------------------------------------------------------------
                                     1025   $138,011,358.92    82.12%
N                                     149     30,045,561.27    17.88
---------------------------------------------------------------------
Total:                               1174   $168,056,920.19   100.00%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                                   Page 8 of 8